Exhibit 10.1

AMENDMENT AGREEMENT

by and among

The Ashmore Funds named herein

as LENDERS

Far East Energy (Bermuda), Ltd.

as BORROWER

Dated 26 May 2015

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THIS AMENDMENT AGREEMENT (this “Agreement”) is dated 26 May 2015 and made among:

(1)	Far East Energy (Bermuda), Ltd. (the "Borrower"); and

(2)	The Ashmore Funds named herein (the “Lenders”)

PREAMBLE

(A)	The Term Loan Facility Agreement was originally made and dated 24 February 2015 between, amongst others, the Borrower and the Lenders (the "Original Term Loan Agreement").

(B)	Pursuant to recent discussions, the Lenders and the Borrower wish to extend the repayment date set out in the Original Term Loan Agreement.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

(a)	Unless a contrary indication appears, a term defined in the Original Term Loan Agreement has the same meaning in this Agreement

(b)	The principles of construction set out in the Original Term Loan Agreement shall have effect as if set out in this Agreement.

1.2	Third party rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

2.	AMENDMENTS

Effective on and from 26 May 2015, the existing definition of “Repayment Date” in the Original Term Loan Agreement shall be deleted in its entirety and replaced with the following:

“"Repayment Date" means 26 June 2015.

3.	Governing Law

This Agreement is, and all non-contractual obligations arising from or connected with it are, governed by and construed in accordance with the laws of English law.

4.	MISCELLANEOUS

4.1	Counterparts

This Agreement, and any non-contractual obligations arising out of or in relation thereto, shall be governed by and construed in accordance with the laws of England.

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4.2	Acknowledgement

By executing this Agreement, each party hereto acknowledges and accepts the amendment of the Original Term Loan Agreement to be effected pursuant to this Agreement.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed in their respective names as of the date first above written.

THE BORROWER

FAR EAST ENERGY (BERMUDA), LTD.

By:	/s/ Michael R. McElwrath
Name:	Michel R. McElwrath
Title:	Chairman

THE ORIGINAL LENDERS

Northern Trust (Guernsey) Limited as depositary and agent for and on behalf of ASHMORE EMERGING MARKETS CORPORATE HIGH YIELD FUND LIMITED

By:	/s/ Scott De La Mare	/s/ Lucy Mahy
	Scott De La Mare	Lucy Mahy
	Authorized Signatory	Authorized Signatory

Northern Trust (Guernsey) Limited as depositary and agent for and on behalf of ASHMORE EMERGING MARKETS DEBT AND CURRENCY FUND LIMITED

By:	/s/ Scott De La Mare	/s/ Lucy Mahy
	Scott De La Mare	Lucy Mahy
	Authorized Signatory	Authorized Signatory

Northern Trust (Guernsey) Limited as custodian and agent for and on behalf of ASHMORE EMERGING MARKETS HIGH YIELD PLUS FUND LIMITED

By:	/s/ Scott De La Mare	/s/ Lucy Mahy
	Scott De La Mare	Lucy Mahy
	Authorized Signatory	Authorized Signatory

Northern Trust (Guernsey) Limited as custodian and agent for and on behalf of ASHMORE EMERGING MARKETS TRI ASSET FUND LIMITED

By:	/s/ Scott De La Mare	/s/ Lucy Mahy
	Scott De La Mare	Lucy Mahy
	Authorized Signatory	Authorized Signatory

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Northern Trust (Guernsey) Limited as custodian and agent for and on behalf of ASHMORE GROWING MULTI STRATEGY FUND LIMITED

By:	/s/ Scott De La Mare	/s/ Lucy Mahy
	Scott De La Mare	Lucy Mahy
	Authorized Signatory	Authorized Signatory

Northern Trust (Guernsey) Limited as depositary and agent for and on behalf of ASSET HOLDER PCC LIMITED re ASHMORE EMERGING MARKETS LIQUID INVESTMENT PORTFOLIO

By:	/s/ Scott De La Mare	/s/ Lucy Mahy
	Scott De La Mare	Lucy Mahy
	Authorized Signatory	Authorized Signatory

The Northern Trust Company, London Branch as custodian and agent for and on behalf of ASHMORE EMERGING MARKETS DEBT FUND

By:	/s/ Nick Heales
Nick Heales
Authorized Signatory

Ashmore Investment Management Limited as agent for and on behalf of ARIA CO PTY LTD as Trustee for ARIA ALTERNATIVE ASSETS TRUST

By:	/s/ Alexandra Autrey
Alexandra Autrey
Authorized Signatory

Ashmore Investment Management Limited as agent for and on behalf of BT PENSION SCHEME TRUSTEES LIMITED AS TRUSTEE OF THE BT PENSION SCHEME

By:	/s/ Alexandra Autrey
Alexandra Autrey
Authorized Signatory

Ashmore Investment Advisors Limited as agent for and on behalf of ASHMORE FUNDS, a Massachusetts Business Trust, ON BEHALF OF ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

By:	/s/ Alexandra Autrey
Alexandra Autrey
Authorized Signatory

Ashmore Investment Advisors Limited as agent for and on behalf of ASHMORE FUNDS, a Massachusetts Business Trust, on behalf of ASHMORE EMERGING MARKETS TOTAL RETURN FUND

By:	/s/ Alexandra Autrey
Alexandra Autrey
Authorized Signatory

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